 EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Marcie Corbin, Chief Financial Officer of Westmont Resources Inc. (the ÒCompanyÓ), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Quarterly Report on Form 10-Q/A of the Company, for the Quarter ended November 30, 2010, and to which this certification is attached as Exhibit 32.1 (the ÒReportÓ) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

 (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Marcie Corbin
Name:  MARCIE CORBIN
Title:   CFO / Director (Principal Financial Officer)

Date: Friday, 18 January 2011

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.